SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: August 2, 2001


                             CACHESTREAM CORPORATION
             (Exact name of registrant as specified in its charter)


          Colorado                  000-30439               05-0508625
       (State or other
       jurisdiction of                                    (I.R.S. Employer
        incorporation)       (Commission File Number)  Identification Number)


                       3500 Parkway Lane, NW, Suite 280
                            Norcross, Georgia  30092
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (770) 325-6400

                           Providence Capital IX, Inc.
         (Former name or former address, if changed since last report)


ITEM 1.  Changes in Control of Registrant

BACKGROUND INFORMATION

     A Plan and Agreement of Merger (the "Agreement") was executed on June 27, 2001 by and among Providence Capital IX, Inc. ("Registrant"") and CacheStream Corporation ("CACHESTREAM"). Although Registrant was the surviving corporation pursuant to the Agreement, its name has been changed to "CacheStream Corporation," all of its past officers and directors have resigned, new officers and directors have been elected and a change in control has occurred. The new principal executive office of the Registrant is at 3500 Parkway Lane, NW, Suite 280, Norcross, Georgia 30092 and the new phone number is (770) 325-6400.

     The previous Board of Directors of Registrant and the Board of Directors of CACHESTREAM deemed it desirable and in the best interests of their respective corporations for CACHESTREAM to merge into Registrant in exchange for up to 13,360,790 shares of the common stock of Registrant and approved such merger (the "Merger") pursuant to the Agreement.

APPROVAL OF PLAN AND AGREEMENT OF MERGER BY SHAREHOLDERS, REVERSE STOCK SPLIT AND ELECTION OF DIRECTORS

     The shareholders of Registrant unanimously approved the Merger at a Special Meeting on July 17, 2001 and the shareholders of CACHESTREAM unanimously approve the Merger on June 18, 2001. The following occurred pursuant to the Agreement:

1. CACHESTREAM was merged into Registrant effective July 18, 2001 in exchange for up to 13,360,790 shares of the common stock of Registrant, no par value ("Common Stock");

2. Registrant changed its name to "CACHESTREAM CORPORATION;

3. A 1-for-2 reverse stock split in the outstanding shares of Common Stock ("stock split"), was effectuated immediately precedent to the issuance of shares of Common Stock to the CACHESTREAM shareholders; and

4. The new directors of Registrant were elected for a term of office that commenced on the Effective Date of the Merger. The newly elected directors were chosen to fill vacancies on the Board and will hold office until the next election for which directors are chosen, and until their successors are duly approved by the directors and elected by the shareholders.

     The Merger was intended to qualify as a tax-free reorganization pursuant to Internal Revenue Code Section 368(a). No federal or state regulatory approvals were obtained in connection with the Merger.

EFFECT OF MERGER ON ARTICLES OF INCORPORATION

     Action has been taken by Registrant pursuant to which the Registrant's name has been changed from "Providence Capital IX, Inc." to "CacheStream Corporation." In all other respects, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of Registrant will continue unaffected and unimpaired by the Merger. The laws of Colorado shall continue to govern the Registrant. The articles of incorporation of Registrant will continue to be the articles of incorporation of Registrant until further amended in the manner provided by law and in such articles of incorporation (the "Articles"). Also, the bylaws of Registrant will continue to be the bylaws of CACHESTREAM (the "Bylaws") until altered, amended, or repealed, or until new bylaws are adopted in accordance with the provisions of law, the Articles, and the Bylaws.

OFFFICERS AND DIRECTORS

     The following table sets forth the ages of and positions and offices in Registrant held by each newly elected director of the Registrant. For information about ownership of Registrant's securities by each newly elected director, see "BENEFICIAL OWNERSHIP OF REGISTRANT SECURITIES." set forth below.


NAME                          AGE       POSITION
John J. Cusick                53        Chairman
41 University Drive,
Suite 400
Newton, Pennsylvania  18940

Richard E. Hyman              45        Director
152 Old Redding Road
Weston, Connecticut  06883

JEFFREY L. SMITH              46        DIRECTOR
3500 Parkway Lane, NW,
Suite 280
Norcross, GA  30092

------------------------------------------------------------------------------
BIOGRAPHIES

JOHN J. CUSICK has been Chairman of CACHESTREAM since December 1999. Since March 1999, Mr. Cusick has been the Chairman and Chief Executive Officer of Q6 Technologies, Inc., a company that invests in other companies. From May 1997 to January 1998, Mr. Cusick was the President of Worldspace Incorporated, a satellite operating company. From June 1995 to May 1997, Mr. Cusick was the President of Innovia Intel Corp., a telecommunications company. Prior to that time Mr. Cusick held senior management positions with PrimeStar LLC, a satellite entertainment company, General Electric, Inc., a multinational conglomerate and GTE Inc., a satellite operating company. Mr. Cusick received an M.B.A. degree from Harvard University in 1979, an M.A. degree in Economics from the University of California at Los Angeles in 1971 and a B.S. degree in Economics from the United States Air Force Academy in 1970.

RICHARD E. HYMAN has been a director of CACHESTREAM since November 2000. Mr. Hyman has also been the Executive Vice President of Q6 Technologies, Inc. since May 2000 and a principal of Venture Development, LLC, a venture services company, since September 1999. From 1994 to September 1999, Mr. Hyman was a Vice President of GE Capital, Inc., a venture investment division of General Electric, Inc. Mr. Hyman received a B.S. in Economics from Furman University in 1977.

JEFFREY L. SMITH has been the President and Chief Executive Officer and a director of CACHESTREAM since February 2000. From May 1999 to February 2000, Mr. Smith was a Vice President of Marketing for BellSouth Telecommunications, Inc., a regional Bell operating company. From 1995 to May 1999, Mr. Smith was the Vice President of Marketing for BellSouth Entertainment, Inc., the entertainment division of a regional Bell operating company. Prior to that time Mr. Smith held senior Marketing and Operating positions with PrimeStar, LLC, a satellite entertainment company, Time Warner Cable, Inc., a cable television company and Cox Cable, Inc., a cable television company. Mr. Smith received an M.B.A. degree in Marketing from Georgia State University in 1980 and a B.S. degree in Applied Psychology from the Georgia Institute of Technology in 1978.

Names of Newly Elected Directors and Executive Officers


NAMES OF INCOMING DIRECTORS
AND INCOMING EXECUTIVE OFFICERS         AGE             POSITION

Jeffrey L. Smith                        46              President,
                                                        Chief Executive
                                                        Officer and Director

John Cusick                             53              Director

Richard E. Hyman                        45              Director

Khanh N. Mai                            36              Vice President of
                                                        Engineering

Roland N. Noll, Jr.                     36              Chief Operating
                                                        Officer

Clinton L. Wolf                         44              Chief Marketing
                                                        Officer

Thomas R. Grimes                        45              Chief Technical
                                                        Officer

Scott M. Magnes                         37              Senior Vice
                                                        President of Business
                                                        Development

Gary L. Cook                            42              Secretary and
                                                        Treasurer

Messrs. Cusick, Hyman and Smith were selected by CACHESTREAM to be the new directors of the Registrant pursuant to certain provisions of the Agreement. The newly elected directors will serve a term of office which shall continue until the next annual meeting of shareholders and until their successors have been duly elected and qualified. The new executive officers of the Registrant had similar positions with CACHESTREAM and serve at the pleasure of the newly elected Board of Directors.


                                   BIOGRAPHIES

KHANH N. MAI has been the Vice President of Engineering of CACHESTREAM since March 2000. From August 1998 to March 2000, Mr. Mai was the Vice President of Operations for Video Networks, Inc., a content distribution company. From November 1997 to August 1998, Mr. Mai was the Director of Systems Development for Video Networks Inc., a content distribution company. From October 1994 to November 1997, Mr. Mai was principal engineer at Digital Video, a server original equipment manufacturing company. Mr. Mai received a B.S. degree in Computer Science and Engineering from the University of Chicago in 1987. Mr. Mai also received a Masters Degree in Electrical Engineering from the University of Chicago in 1989.

ROLAND N. NOLL, JR. has been the Chief Operating Officer of CACHESTREAM since March 2000. From June 1995 to March 2000, Mr. Noll was the President of R2 Technologies, a technology consulting company. Mr. Noll received a B.S. degree in Computer Science from the University of Maryland in 1987.
CLINTON L. WOLF has been the Chief Marketing Officer of CACHESTREAM since March 2000. From September 1998 to February 2000, Mr. Wolf was the Senior Vice President of Programming and Content Development for SourceMedia Inc., an interactive technology company. From August 1997 to September 1998, Mr. Wolf was the Vice President of Programming for SourceMedia Inc. From June 1996 to July 1997, Mr. Wolf was the Director of Content Development for SourceMedia Inc. From January 1996 to June 1996, Mr. Wolf was self- employed. Mr. Wolf received a B.S. degree in Biology from the College of William and Mary in 1978.

THOMAS R. GRIMES has been the Chief Technical Officer of CACHESTREAM since February 2000. From January 1997 to February 2000, Mr. Grimes was the President and Chief Executive Officer of DataCast Communications, Inc., a software licensing company. From January 1994 to January 1997, Mr. Grimes was Vice President of Engineering at DataCast Communications, Inc. Mr. Grimes received a B.S. in Science from Carlton University in 1981.

SCOTT M. MAGNES has been the Vice President of Business Development of CACHESTREAM since March 2000. From November 1999 to March 2000, Mr. Magnes was self-employed as a consultant. From March 1999 to November 1999, Mr. Magnes was the Vice President of Business Development of Rivio.com, Inc., a small business portal enabling company. From June 1998 to March 1999, Mr. Magnes was the Chief Executive Officer of Softtrends, LLC, a consulting company. From May 1988 to June 1998, Mr. Magnes was the Director of Sales for American Megatrends, Inc., a personal computer and server storage technology and personal computer middleware company. Mr. Magnes attended the Dekalb College of Georgia State University.

GARY L. COOK has been the Secretary of CACHESTREAM since December 1999. Mr. Cook has been the Secretary and Treasurer of eVisionUSA.com, Inc., a holding company, since February 1998, and Chief Financial Officer of eVision USA.com, Inc. since September 1996. From 1994 to 1996, Mr. Cook was self-employed as the majority owner of a small business venture. From 1982 to 1994 Mr. Cook was a Senior Manager for KPMG LLP. Mr. Cook has also been a director of Global Med Technologies, Inc., a medical technology development company, since October 1999 and acting Principal Financial Officer and Treasurer since October 2000.

SHARES OF COMMON STOCK BENEFICIALLY OWNED

     The following table sets forth certain information regarding beneficial ownership of the Registrant's common stock as of the effective date of the Merger by (i) each person known by the Registrant to own beneficially more than five percent (5%) of the outstanding common stock, (ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

SHARES OF COMMON STOCK BENEFICIALLY OWNED


Name and Address             Number of           Title of Class
                             Shares Owned        Owned and Percent
                             Beneficially        of Class(1)
John J. Cusick(10)           3,151,194(2)          40.05%

Richard Hyman(14)                    0                 0

Jeffrey L. Smith(11)           533,088(3)           6.78%

Khanh N. Mai(11)               149,068(4)           1.89%

Thomas R. Grimes(11)           347,501(5)           4.42%

Roland R. Noll, Jr.(11)        252,182(6)           3.21%

Clinton L. Wolf(11)            246,844(7)           3.14%

Scott M. Magnes(11)          2,742,810(8)           3.08%

Gary L. Cook(12)                     0                 0

Q6 Technologies, Inc.(10)    3,018,666             38.37%

Q6 Group LLC(10)             3,110,699(9)          39.54%

Asia Trans Pacific
Investment Corporation(13)   2,568,370             32.64%

Chew Lee Wee                   376,671              4.79%

Incoming Directors and
Incoming Executive Officers
as a group                   7,890,910
----------------------------------------------------------

*    Less than one percent.

(1) The percentages listed in this column are based upon 7,867,728 outstanding shares of CacheStream common stock, which will be the number of outstanding shares of common stock as of the Effective Date.

(2) Includes the 3,110,699 shares of common stock beneficially owned by Q6 Group., LLC which is controlled by Mr. Cusick. The 3,110,399 shares of common stock include the 3,018,666 shares of common stock owned by Q6 Technologies, Inc. which is controlled by Q6 Group, LLC and Mr. Cusick. Also includes 40,495 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(3) Includes 433,323 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(4) Includes 143,941 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(5) Includes 206,745 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(6) Includes 239,528 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(7) Includes 239,528 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(8) Includes 237,074 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(9)  Includes 3,018,666 shares beneficially owned by Q6 Technologies,
Inc.

(10) The address of Mr. Cusick, Q6 Technologies, Inc., Q6 Group LLC is 41 University Drive, Suite 400, Newton, PA 18940.

(11) The address of these individuals is CacheStream Corporation, 3500 Parkway Lane NW, Suite 280, Norcross, Georgia 30092.

(12) The address of Mr. Cook is1888 Sherman Street, Suite 100, Denver, Colorado 80203.

(13) The address of the Asia Trans Pacific Investment Corporation is 6 Shenton Way, #20-09, DBS Building Tower Two, Singapore, 068809.

(14) The address of Richard Hyman is 152 Old Redding Road, Weston, CT
06883
-------------------------------------------------------

DIVIDENDS

The Registrant has never paid dividends with respect to its Common Stock and currently does not have any plans to pay cash dividends in the future. There are no contractual restrictions on the Registrant's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition of the Registrant. The Colorado Business Corporation Act ("CBCA") provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated capital plus amounts constituting a liquidation preference to other security holders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to a management agreement dated January 15, 2000, Q6
Technologies, Inc. agreed to provide certain management services to CACHESTREAM in exchange for $5,000 per month. This management agreement was amended on November 15, 2000. Pursuant to the amendment, Q6 Technologies,
Inc. agreed to defer $32,500 of unpaid management fees and future management fees through December 31, 2000 in exchange for payment in full of all management fees accrued but not paid on December 31, 2000 and the issuance of a five year warrant to purchase 32,500 shares of CACHESTREAM'S common stock at an exercise price of $1.66667 per share.

     In addition, CACHESTREAM issued Q6 Technologies, Inc. an additional five year warrant to purchase 5,000 shares of CACHESTREAM common stock at an exercise price of $1.66667 per share due to the fact that the December 2000 management fee was not paid by December 31, 2000. The warrants became warrants to purchase 46,016 shares of the Registrant's Common Stock at $1.36 per share on the Effective Date.

     The newly elected directors and executive officers and greater than five percent shareholders of the Registrant purchased their shares of CACHESTREAM common stock at an average price of $0.46 per share. Their options to purchase the Registrant's common stock are exercisable at prices ranging from $1.00 per share to $1.6667 per share. [ARE THESE THE CORRECT EXERCISE PRICES FOR THE PROVIDENCE STOCK?]

     The Registrant has employment agreements with Messrs. J. Smith, Noll, Wolf, Magnes, Grimes and Mai. See "Executive Compensation" set forth below. EXECUTIVE COMPENSATION

     CACHESTREAM entered into employment agreements with each of the following executive officers of the Registrant: Messrs. Smith, Noll, Wolf, Magnes, Grimes and Mai. The agreements provide for a base compensation and incentive compensation based upon performance criteria and an amount established at the discretion of the Board of Directors of the Registrant. The agreements have indefinite terms unless terminated by the employee on 45 days notice, by the Registrant with cause or by the Registrant without cause upon payment of 12 months in the case of Mr. Jeffrey Smith and 6 months in the case of Messrs. Noll, Wolf, Grimes, Mai and Magnes of the employee's salary and a pro rata portion of any annual incentive compensation determined by the Registrant's Board of Directors.

     The following table sets forth (i) the annual salary, (ii) potential annual incentive compensation, (iii) severance period, and (iv) maximum severance amount (which would be payable to each executive officer if such executive officer's employment was terminated without cause) for fiscal year 2001.

                   EMPLOYMENT AGREEMENTS FISCAL YEAR 2001

NAME                              ANNUAL   POTENTIAL    SEVERANCE MAXIMUM
                                  SALARY   INCENTIVE    PERIOD    SEVERANCE
                                           COMPENSATION           AMOUNT
Jeffrey L. Smith                  $180,000 $90,000      12 Months $270,000
Roland R. Noll                    $150,000 $40,000      6 Months   $95,000
Scott M. Magnes                   $150,000 $40,000      6 Months   $95,000
Clinton L. Wolf                   $150,000 $40,000      6 Months   $95,000
Thomas R. Grimes                  $100,000 $50,000      6 Months   $95,000
Khanh N. Mai                      $110,000 $40,000      6 Months   $75,000


The following table provides certain information pertaining to the compensation paid by CACHESTREAM for services rendered by its executive officers from December 22, 1999 (CACHESTREAM'S date of incorporation) through September 30, 2000 (the end of CACHESTREAM'S last fiscal year). Assuming the consummation of the Merger, the bonuses which have accrued but not yet been paid will be paid by the Company.


                  SUMMARY COMPENSATION TABLE FISCAL YEAR 2000

                                                             LONG TERM
                                        ANNUAL               COMPENSATION
                                     COMPENSATION            AWARDS
                            -----------------------------    -------------
NAME AND      FISCAL        SALARY($)  BONUS($)   OTHER($)                  ALL OTHER
PRINCIPAL     YEAR ENDED                                     SECURITIES     COMPENSATION($)
POSITION      SEPTEMBER 30,                                  UNDERLYING
                                                             OPTIONS(#)(2)
Jeffrey L.    2000          117,692    60,000(1)  -0-        710,811        -0-
Smith

Khanh N. Mai  2000           61,346    26,667(1)  -0-        182,373        -0-

Roland N.     2000           83,654    26,667(1)  -0-        322,333        -0-
Noll, Jr.

Clinton L.    2000           83,654    26,667(1)  -0-        332,333        -0-
Wolf

Thomas R.     2000           62,500    33,333(1)  -0-        316,341        -0-
Grimes

Scott M.      2000           83,654    26,667(1)  -0-        317,349        -0-
Magnes


(1) Bonuses accrued but not yet paid.
(2) The numbers have been adjusted to reflect the consummation of the Merger.

     Assuming the consummation of the Merger and the conversion of options to purchase the common stock of CACHESTREAM into options to purchase the common stock of the Company, the following table sets forth the individual grants of stock options made during the last completed fiscal year to each of CACHESTREAM'S named executive officers who will be the incoming Directors and incoming executive officers of the Company.


                        OPTION GRANTS IN FISCAL YEAR 2000

             NUMBER OF      PERCENT OF TOTAL
             SECURITIES     OPTIONS
             UNDERLYING     GRANTED TO           EXERCISE
NAME         OPTIONS        EMPLOYEES IN         PRICE            EXPIRATION
             GRANTED(#)     FISCAL YEAR          ($/SH)           DATE
-------------------------------------------------------------------------------
Jeffrey       73,626        31.80%               0.81             02/15/2005
L.           613,550(1)                          0.81             02/01/2010
Smith          4,248                             0.90             08/27/2010
               4,248                             0.90             09/10/2010
               4,248                             0.90             09/24,2010

Khanh        159,523         8.16%               0.81             03/06/2010
N. Mai        12,271                             0.81             03/06/2010
               2,595                             0.90             08/27/2010
               2,595                             0.90             09/10/2010
               2,595                             0.90             09/24/2010

Thomas       306,776        14.15%               0.81             02/01/2010
R.             2,359                             0.90             09/10/2010
Grimes         2,360                             0.90             09/24/2010

Roland       276,098        14.42%               0.81             03/06/2010
R.            30,678                             0.81             03/06/2010
Noll,          3,539                             0.90             08/27/2010
Jr.            3,540                             0.90             09/10/2010
               3,540                             0.90             09/24/2010

Clinton      276,098        14.42%               0.80             03/06/2010
L. Wolf       30,678                             0.81             03/06/2010
               3,539                             0.90             08/27/2010
               3,540                             0.90             09/10/2010
               3,540                             0.90             09/24/2010

Scott        271,189        14.20%               0.81             03/06/2010
M.            30,678                             0.81             03/06/2010
Magnes         3,539                             0.90             08/27/2010
               3,540                             0.90             09/10/2010
               3,540                             0.90             09/24/2010

The following table provides information with respect to each of C CACHESTREAM'S named executive officers who will be incoming executive officers of the Company concerning unexercised options to purchase the Company's Common Stock for fiscal year ended September 30, 2000 that will be held by such incoming executive officers as of the Effective Date.


                         FISCAL 2000 YEAR END OPTION VALUES

               NUMBER OF SECURITIES UNDERLYING UNEXERCISED      VALUE OF
                      OPTIONS AT FISCAL YEAR END                SECURITIES
                                                                UNDERLYING
 NAME            EXERCISABLE         UNEXERCISABLE              UNEXERCISED
                                                                OPTIONS AT
                                                                FISCAL YEAR END

                                                         EXERCISABLE  UNEXERCISABLE(1)
--------------------------------------------------------------------------------------
Jeffrey L. Smith 217,254             482,666             0            0
Thomas R. Grimes 106,972             204,523             0            0
Roland R. Noll   125,654             191,741             0            0
Clinton L. Wolf  125,654             191,741             0            0
Scott M. Magnes  124,154             188,332             0            0
Khanh M. Mai      68,793             110,786             0            0


(1) Calculated by multiplying the difference between the exercise prices and the closing bid price of $0.00 of CACHESTREAM'S common stock on September 30, 2000, per share by the applicable shares. Does not give consideration to commissions or other market conditions.

     No options were exercised during CACHESTREAM'S fiscal year ended September 30, 2000.

ITEM 2. Acquisition Or Disposition Of Assets

     In connection with the change in control as defined at Item 1 above, the Registrant has issued or reserved for issuance thirteen million three hundred sixty thousand seven hundred ninety (13,360,790) shares of common stock to CACHESTREAM's shareholders, including common stock for issuance upon the exercise of CACHESTREAM options and warrants that became Registrant options and warrants. Also, a 1 for 2 (1:2) reverse stock split in the outstanding shares of Registrant's common stock was effectuated immediately precedent to the issuance and reservation of the shares of Registrant's common stock. The stock split was part of the Agreement between Registrant and CACHESTREAM.

CONVERSION OF CACHESTREAM'S STOCK AND OTHER SECURITIES

     CACHESTREAM shareholders surrendered one hundred percent (100%) of their issued and outstanding common stock, options and warrants to Registrant on the Effective Date of the Merger. Registrant then issued and delivered to CACHESTREAM shareholders the newly issued shares of Registrant's common stock as more fully described above.
Fractional Interests

     No fractional shares of common stock of Registrant or certificate or scrip representing the same were issued. In lieu thereof, each fractional share of Registrant's common stock resulting from such conversion was rounded up into one full additional share of common stock of Registrant.
Status of Common Stock

     All shares of common stock of Registrant into which CACHESTREAM shares were converted as herein provided were fully paid and non-assessable and were issued in full satisfaction of all rights pertaining to such Registrant common stock.

CONSIDERATION

The Registrant determined the fair value of each share of Common Stock to be $0.20. The determination of the per share fair value was computed based on a number of considerations including the following:

a--Prior to the merger with CACHESTREAM, the Registrant had no operations for approximately two years;

b--Prior to the merger with CACHESTREAM, the Registrant had negative book value and no assets as of June 30, 2001; and

c--other similar public shell companies have in effect been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.20 per share.

INVESTMENT REPRESENTATION LETTER

Each of the CACHESTREAM shareholders has executed and delivered to the Registrant an investment representation letter.


ITEMS 3, 4, 6, 8 AND 9 NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

CACHESTREAM CORPORATION-

DESCRIPTION OF THE BUSINESS

OVERVIEW

Founded in 1999, CACHESTREAM'S primary business involves providing software based service solutions to media companies, which enables them to make money from broadband streaming video. CACHESTREAM developed a solution for transforming the broadband Internet into a cost-effective video distribution medium for content providers of all sizes.

Currently, video content providers lose money when providing free streaming video to broadband Internet consumers. Banner advertising revenue pays for only a small fraction of the cost to stream free broadband video content. Retailing TV quality broadband video over the Internet has not yet been accomplished on a mass-market scale. This leaves media companies around the globe looking for a profitable business model for broadband streaming video. Content providers are often confused by the huge array of competing or non-integrated "point solutions" offered by an ever-growing number of hardware, hosting, applications and software vendors. Registrant believes that these content providers are searching for a single, integrated, solution with a low cost point of entry.

Registrant believes that ChannelDancer{TM} is this single, integrated, solution. Registrant believes that ChannelDancer enables the distribution of premium streaming video with positive operating margins.
ChannelDancer is a software-based service, that enables video content providers to profitably sell secure, premium, full-screen, TV quality video to any broadband Internet consumer worldwide.

CACHESTREAM ENTERPRISE SOFTWARE LICENSING PRODUCTS

CACHESTREAM also license high performance file and stream distribution and management software for CDN and Enterprise applications such as corporate communications, data distribution, distance learning, corporate training, video distribution and more. These software products are marketed through reseller and OEM partnerships.

LEGAL PROCEEDINGS

No material legal proceedings, to which the Registrant is a party or to which the property of the Registrant is subject, are pending or are known by the Registrant to be contemplated. Also, Registrant is not aware of any legal proceedings in which any director, officer, affiliate of the Registrant or any owner of record or beneficial owner of more than five percent of any class of voting securities of the Registrant, or the newly elected directors, executive officers, or any associate of any such director, officer, affiliate of the Registrant is a party adverse to the Registrant or any of its subsidiaries or has a material interest adverse to the Registrant or any of its subsidiaries.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

As of the date of the filing of this Current Report on Form 8-K, the Registrant has not completed the consolidated audit of the historical financial statements of CACHESTREAM as prescribed by this Item 7(a). The financial statements required by Item 7(a) will be filed no later than October 1, 2001.


(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 7(b) will be filed no later than October 1, 2001.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes a number of forward-looking Statements that reflect Management's current views with respect to future events and financial performance. Those statements include statements regarding the intent, belief or current expectations of the Registrant and members of its management team as well as the assumptions on which such statements are based.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

The Registrant undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results overtime. The Registrant believes that its assumptions are based upon reasonable data derived from and known about its business and operations and the business and operations of CACHESTREAM. No assurances are made that actual results of operations or the results of the Registrant's future activities will not differ materially from its assumptions.

                               EXHIBIT INDEX

      Exhibit No.              Exhibit


x     2.1                      Plan and Agreement of Merger with
                               CACHESTREAM/PROVIDENCE

x     2.2                      CACHESTREAM/PROVIDENCE Articles of Merger

#     3.1                      Articles of Incorporation

#     3.2                      Bylaws

#     4.1                      Agreements Defining Certain
                               Rights of Shareholders

#     4.2                      Specimen Stock Certificate

x     10.1                     Providence Capital IX, Inc. Investment Agreement
                               (with Swartz Private Equity, LLC)

x     10.2                     Warrant to Purchase Stock of Providence Capital
                               IX, Inc. (Commitment Warrant with Swartz Private
                               Equity, LLC)

x     10.3                     Warrant to Purchase Stock of Providence Capital
                               IX, Inc. (Additional Warrant with Swartz Private
                               Equity, LLC)

x     10.4                     Registration Rights Agreement (by and among
                               Providence Capital IX, Inc. and Swartz Private
                               Equity, LLC)

x     10.5                     Warrant Anti-Dilution Agreement (by and among
                               Providence Capital IX, Inc. and Swartz Private
                               Equity, LLC)

x     10.6                     Acknowledgement and Agreement (with respect to
                               Investment Agreement between Providence Capital
                               IX, Inc. and Swartz Private Equity, LLC)

x     10.7                     Investment Representation Letter

##    99.1                     Safe Harbor Compliance Statement
____________________________

x     filed herewith

#     previously filed

## incorporated herein by reference from Registrant's Definitive Information Statement, filed on Schedule 14C on June 27, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


CACHESTREAM CORPORATION

By:  /s/ Jeffrey L. Smith

________________________________
JEFFREY L. SMITH,
President, CEO and Director

Date: August 2, 2001